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             CONVERTIBLE
             SECURITIES
             FUND, INC.

FIRST QUARTER REPORT
MARCH 31, 2002

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Our cover icon represents the underpinnings of Gabelli.
The Teton mountains in Wyoming represent what we believe in in America -- that creativity, ingenuity, hard work and a global uniqueness provide enduring values. They also stand out in an increasingly complex, interconnected and interdependent economic world.

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                          GRAPHIC OF FOUR STARS OMITTED

                    MORNINGSTAR RATED[TM] GABELLI CONVERTIBLE
                SECURITIES FUND 4 STARS OVERALL AND FOR THE THREE
                    AND FIVE-YEAR PERIOD ENDED 03/31/02 AMONG
     53 AND 51 CLOSED-END DOMESTIC EQUITY FUNDS, RESPECTIVELY. THE FUND WAS
          RATED 3 STARS FOR THE TEN-YEAR PERIOD ENDED 03/31/02 AMONG 35
                        CLOSED-END DOMESTIC EQUITY FUNDS.
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE:

The Gabelli Convertible Securities Fund, Inc. is a closed-end, diversified management investment company whose primary objective is to seek a high level of total return through a combination of current income and capital appreciation by investing in convertible securities.


                    THIS REPORT IS PRINTED ON RECYCLED PAPER.

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NEW FROM THE GABELLI PRESS:

GLOBAL CONVERTIBLE INVESTING:
THE GABELLI WAY
BY HART WOODSON

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TO OUR SHAREHOLDERS,

      Convertible stocks and bonds are hybrid securities. Because they can be converted into common stock, performance will be impacted by the dominant trend in the equity markets. However, due to their significantly higher yield, performance is also influenced by the direction of the bond market. In the first quarter of 2002, we saw a change in the market dynamics of recent years, with modestly positive performance in the equity markets helping convertible securities and a falling bond market restraining returns. Buoyed by investments in the media, energy, and defense sectors, the Gabelli Convertible Securities Fund (the "Fund") closed the quarter with a modest gain.

A PROMISE KEPT

      When we asked the shareholders of the Fund to vote to convert from an open-end investment company to a closed-end fund, we expressed our intent to have the Fund's common shares track the Fund's net asset value. Based on the Fund's consistent and above average annualized performance since inception, we expected that such a Fund would trade at or above net asset value. In addition, over the past few years the Board of Directors has taken several initiatives to maintain the Fund's public market price at a level equal to or exceeding the Fund's net asset value. These initiatives included a stock repurchase plan, a managed 8% Distribution Policy, and the issuance of preferred stock.

      We are pleased to report that management kept its promise to shareholders and the Fund is trading at a premium to net asset value. In fact, the Fund began trading at a premium in February 2001 and has continued to trade above net asset value, ending the quarter at a 10.67% premium. We have been able to preserve shareholder wealth during a tough market environment. We have been conservative during the past year and it has paid off; now is the time to be aggressive.

PREMIUM / DISCOUNT DISCUSSION

      As a refresher to our shareholders, the price of a closed-end mutual fund is determined in the open market by willing buyers and sellers. Shares of the Fund trade on the New York Stock Exchange and may trade at a premium to (higher than) net asset value ("NAV") (the market value of the Fund's underlying portfolio) or a discount to (lower than) net asset value. Of the 470 closed-end funds in the U.S., approximately 31% currently trade at premiums to NAV versus 21% five years ago and 61% ten years ago.

      Ideally, the Fund's market price will generally track the NAV. The Fund's premium or discount to NAV fluctuates over time. Over our Fund's 7-year history as a closed-end fund, the range fluctuated from a 14% premium in February 2002 to a 17% discount in April 2000. The average variance from NAV for the Fund since converting to closed-end fund status is an 8% discount to NAV. Beginning in early 2001, the market price of the Fund exceeded the NAV and this premium has gradually increased since.

      "Mr. Market" often provides opportunities to invest at a discount. As discussed, the Fund has undertaken various initiatives to narrow the discount when appropriate through distribution policies, share repurchase programs and use of leverage.

      The Fund's long-term investment goal is to seek a high level of total return through a combination of current income and capital appreciation. We believe that our securities selection process adds to the investment equation. We have a successful history of investment providing shareholders average annual returns of 8.6% since inception. However, it is important to remember that "Mr. Market" is a pendulum that swings both ways. As the market moves away from momentum investing and back to basics, we believe that an excessive premium for the Fund is not likely to be sustainable.

             PREMIUM/DISCOUNT SINCE CONVERSION TO A CLOSED-END FUND


                          0
                     0.0099
                    -0.0761
                    -0.0978
                    -0.0334
                    -0.0903
                    -0.1056
                    -0.0657
                    -0.0701
                    -0.0957
                    -0.0263
Year 1996           -0.065
                    -0.1064
                    -0.0802
                    -0.1071
                    -0.1507
                    -0.0953
                    -0.1465
                    -0.146
                    -0.1318
                    -0.1497
                    -0.1492
                    -0.1652
Year 1997           -0.1399
                    -0.131
                    -0.1577
                    -0.1622
                    -0.1593
                    -0.1322
                    -0.147
                    -0.1538
                    -0.1321
                    -0.1557
                    -0.1432
                    -0.1017
Year 1998           -0.0956
                    -0.0882
                    -0.0733
                    -0.0815
                    -0.095
                    -0.062
                    -0.0848
                    -0.1485
                    -0.0705
                    -0.0372
                    -0.0325
                    -0.0175
Year 1999           -0.0315
                    -0.0745
                    -0.0275
                    -0.1027
                    -0.0909
                    -0.0689
                    -0.0991
                    -0.1019
                    -0.0842
                    -0.0948
                    -0.1525
                    -0.0735
Y2k                 -0.1207
                    -0.148
                    -0.1497
                    -0.1734
                    -0.1454
                    -0.1263
                    -0.1128
                    -0.123
                    -0.1022
                    -0.1553
                    -0.1088
                    -0.0893
Year 2001           -0.03
                     0.0096
                     0.0039
                     0.0202
                     0.0207
                     0.0337
                     0.0316
                     0.059
                     0.1202
                     0.1169
                     0.1167
                     0.1156
Year 2002            0.1061
                     0.0959
                     0.1067

                             -----------------------
                                 MARCH 31, 2002
                             -----------------------
                             Net Asset Value  $ 9.84
                             Market Price     $10.89
                             Premium          10.67%
                             -----------------------

COMPARATIVE PERFORMANCE


--------------------------------------------------------------------------------
                AVERAGE ANNUAL RETURNS THROUGH MARCH 31, 2002 (A)
                -------------------------------------------------

                                                                                                        SINCE
                                                  QUARTER   1 YEAR   3 YEAR    5 YEAR     10 YEAR   INCEPTION (D)
                                                  -------   ------   ------    ------     -------   -------------
   Gabelli Convertible Securities Fund
     NAV Return (c) .............................  1.22%      5.00%   4.83%    7.01%        8.04%        8.55%
   Gabelli Convertible Securities Fund
     Investment Return (d) ......................  1.85%     15.38%   9.83%   13.47%         N/A         5.13%(e)
   S&P 500 Index ................................  0.28%      0.24%  (2.53)%  10.18%       13.25%       13.14%
   Lipper Convertible Securities Fund Average ...  0.28%      0.00%   5.88%    8.05%        9.98%       10.22%

    (a) Returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are sold, they may be worth more or less than their original cost. The Standard & Poor's ("S&P") 500 Index is an unmanaged indicator of stock market performance, while the Lipper Average reflects the average performance of open-end mutual funds classified in this particular category. Performance for periods less than one year are not annualized.
    (b)   From commencement of investment operations on July 3, 1989.
    (c) Total returns and average annual returns reflect changes in net asset value ("NAV"), reinvestment of distributions and taxes paid on undistributed long-term capital gains, and are net of expenses. Life of Fund return based on initial net asset value of $9.34.
    (d) Total returns and average annual returns reflect changes in closing market values on the New York Stock Exchange, reinvestment of distributions and taxes paid on undistributed long-term capital gains. Life of Fund return based on an initial offering price of $10.00.
    (e)   The Fund converted to closed-end status on March 31, 1995.
--------------------------------------------------------------------------------

OUR OBJECTIVE

      Our mandate is to preserve and enhance our shareholders' wealth through a conservative and disciplined approach to convertible securities investing. Our goal is to generate profitable returns in strong markets and protect principal in weak markets by taking advantage of the unique characteristics of convertible securities.

      Our Fund is managed with a goal of achieving a 600-800 basis point spread above long-term Treasury yields. We hope to generate these returns over the long-term. This is the type of performance that our Fund has been recognized for and we anticipate will continue in the future. Of course, there are no guarantees.

CONVERTIBLE SECURITIES ARE "HYBRIDS"

      It is important to understand our stock selection discipline because price movement in the underlying equity will generally have the greatest impact on convertible securities pricing. The convertible securities market consists of bonds, debentures, corporate notes, preferred stocks and warrants or other similar securities which may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula. Converts are "hybrid" securities that combine the capital appreciation potential of equities with the higher yield of fixed income instruments. Our strategy incorporates the purchase of convertible securities that are trading at a premium above parity with the common stock but which generally provide a higher yield and, over time, capital appreciation. We will also seek out "busted" converts, where the underlying common stock has dropped significantly and the values of both the conversion privilege and the convert are down. Such securities will provide both high yields and long-term capital appreciation potential.

CONVERTIBLE MARKET OVERVIEW

      The convertible market, as measured by the Merrill Lynch All Convertible Index, fell 0.94% during the first quarter. This compared to a gain of 0.28% in the S&P 500 Index. The average convertible now has a conversion premium of 62% (up from 56% at the end of last year), a current yield of 3.80% (versus 3.76%), and a credit rating of BB+ (versus BBB-).

      During the quarter, equity prices were generally firmer, credit spreads tightened and Treasury prices fell (i.e. yields rose). This trend was also reflected in the convertible market. Speculative grade convertibles outperformed investment grade ones falling only 0.1% (versus -1.5%) as credit spreads tightened in March by over 90 basis points in the single-B credit range.

      The U.S. convertible market remains the largest in the world at $237 billion or about 49% of the total global market capitalization of $486 billion. Domestic new issuance in the quarter totalled $29 billion putting the market on pace to break last year's record issuance of $105 billion. The average issue size continues to increase. The first quarter saw seven issues over $1 billion including Ford ($5 billion), GM ($3.75 billion), Merrill Lynch ($2 billion), and Lucent ($1.75 billion). This trend demonstrates the growing utility of convertible securities as numerous companies use the product to finance their growth, utilize attractive tax benefits, or repair their balance sheets. As predicted, we also witnessed a swing away from zero coupon issues toward convertible preferreds, which explains the slight deterioration in the overall credit quality of the market.

      The best performing sectors in the convertible market during the first quarter were Materials (+8.70%), helped by precious metals, Consumer Discretionary (+4.78%), spurred on by autos and auto parts, and Transportation (+4.10%). Telecommunications was the worst performing sector (-17.53%), where wireless companies lead the way down, followed by Media (-6.19%) and Utilities (-4.37%). Finally, busted convertibles outperformed balanced and equity sensitive convertibles and small capitalization issuers, following the good performance of the Russell 2000, outperformed mid and large capitalization issuers.

COMMENTARY

MISSION ACCOMPLISHED

      After eleven short-term interest rate cuts totaling 4.75%, the Federal Reserve Board ("Fed") (along with help from Congress, the U.S. Treasury and the resilient American consumer) helped lead the economy back on the growth path. Having accomplished this task, the Fed is back on inflation alert and may reverse course and hike rates sometime in the quarters ahead. As is often the case, fixed income investors responded to good economic news and the possibility of an up-tick in inflation by demanding higher yields.

THE ECONOMY: FAST OUT OF THE BLOCKS, BUT STUMBLING AT THE FINISH LINE

      Impressive first and perhaps second quarter Gross Domestic Product ("GDP") growth appears to be "in the bag" -- largely the result of the lift in manufacturing schedules from the absence of "the inventory drag" in output. However, looking farther ahead, there are marked differences of opinion on how strong the nascent economic recovery will be. The optimists expect business investment, especially information technology capital spending, to rebound in the second half, providing "legs" to the consumer-led recovery. The pessimists contend that with the consumer having spent freely throughout the modest and short-lived recession, end demand will not be impressive enough to inspire corporations to invest more in their businesses. Consequently, they anticipate an anemic recovery at best, and if consumer spending flags, perhaps even a double-dip recession.

      The realists -- we generously put ourselves in this category -- fall in between. It is certainly true that strong economic recoveries are generally propelled by pent-up consumer demand (housing, autos, and so on). But, we don't expect the consumer to roll over and play dead. The Fed will probably hike rates later in the year -- "taking back" the post 9/11 cuts -- but interest rates should remain relatively low. Mortgage re-financing will abate as rates rise, but lower mortgage payments will continue to have a positive effect on household cash flow. In addition, the 2001 tax cuts that took place in 2002 continue to bolster workers' "take home" pay. Political dynamics, volatility in oil prices and in the U.S. dollar will act as a drag on consumer psychology. Our concerns center on the U.S. dollar, the Fed's stop-go/stop-go policy and the "what if?" if the housing sector gets crimped.

      We don't anticipate a surge in business investment this year and doubt that technology capital spending will increase significantly. However, because corporations reduced inventories so aggressively following the terrorist attacks, capital outlays on cost saving equipment should increase as production is ramped up to meet current retail activity. Should inventories be restocked, this would put added zest to the manufacturing schedule. For example, General Motors' "Keep America Rolling" campaign removed a million units from auto industry inventories. The company has to increase production, which is below demand, or inventories will be depleted even further. Our conclusion is that business investment will trend higher, particularly as the year unfolds, providing enough additional support to sustain an economic recovery muted by higher oil prices. Finally, we observe that exports to Europe and Japan will help in 2003, as will continued pick-up in defense-related spending.

EARNINGS RECOVER, BUT . . .

      Cost cutting and improved productivity has created a lot of earnings leverage, which we believe will result in stronger than generally expected earnings growth in 2002. However, stocks still aren't cheap even based on significantly better 2002 earnings. Rising interest rates later in the year may well put pressure on equity valuations. In the quarters ahead, we can envision the stock market rallying on good earnings news, but then falling back as investors focus on interest rates and valuations. By year-end, we suspect the leading market indices will be relatively flat.

IN LIMBO?

      We expect the bond market to lose a bit of ground as the Fed tightens, and for stocks to make halting progress at best over the balance of the year. Consequently, security selection will be the key to generating returns in the convertibles market. We believe our media holdings will continue to perform well, due both to rising cash flow and earnings, and accelerating merger and acquisition activity prompted by further deregulation. Our defense industry investments should also prosper as the U.S. and its allies continue to wage the war against terrorism. We believe our energy holdings will benefit from rising oil and natural gas prices as demand improves with the economy.

      Our telecommunications holdings, a drag on performance this quarter, should stabilize. We believe pricing, profit margins, and earnings will remain under pressure, but that investors will recognize that the shakeout in the telecommunications industry is setting the stage for better days ahead.

INVESTMENT SCORECARD

       This quarter's best performing holdings came from a variety of industry groups including: broadcasting (Granite Broadcasting), publishing (Times Mirror), tourism (Six Flags, Inc.), packaging (Sealed Air Corp.), and energy (CH Energy Group and Moran Energy).

      Telecommunications securities such as Williams Communication and Nextel Communications were near the bottom of our performance chart along with engineering/construction giant Foster Wheeler, and old portfolio stalwart Cablevision Systems.

LET'S TALK CONVERTS

      The following are specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher prices, but they do express a positive trend that we believe will develop over time.

BROADWING INC. (6.75% CV. PFD., SER. B) located in Cincinnati, OH, received its new name in 1999 when local phone provider Cincinnati Bell made a $3.2 billion acquisition of IXC Communications and gained access to a nation-wide all optical fiber network. Broadwing's Cincinnati-based operations include one million local phone lines and about 465,000 wireless customers through its 80% ownership of a wireless JV with AT&T Wireless Services (AWE - $8.95 - NYSE). Broadwing also offers long distance voice and broadband data services to other carriers and enterprise accounts on a nation-wide basis. Broadwing's incumbent local exchange carrier's ("ILEC") operations are surrounded by SBC Communications (SBC - $37.44
- NYSE)/Ameritech's local footprint.

CITIZENS COMMUNICATIONS CO. (5.00% CV. PFD.) has recently become the country's second largest independent local exchange carrier with about 2.5 million access lines after completion of a $3.4 billion acquisition of almost 1.1 million lines from Frontier. This and several other recent acquisitions, accompanied by divestitures of its utilities operations, have repositioned the company as a pure telecommunications carrier. Citizens also owns 81% of a competitive carrier, Electric Lightwave Inc. (ELIX - $0.50 - Nasdaq), with fiber optic networks covering the Western part of the U.S.

GENERAL MOTORS CORP. (5.25% CV. PFD., SER. B; 4.50% CV. PFD., SER. A) is the largest producer of motor vehicles in the world, with unit sales of over 8 million cars, trucks, and commercial vehicles in 2001 alone. The company has operating subsidiaries in North America, Europe, Latin America, and Asia, and equity interests in manufacturers in Europe (Fiat Auto Holdings) and Japan (Isuzu, Suzuki, Subaru). General Motors Acceptance Corporation provides retail and wholesale financing to consumers and dealers worldwide, as well as vehicle leasing, mortgage, and insurance products. The company's Hughes Electronics (GMH
- $16.45 - NYSE) subsidiary provides direct-to-home satellite television services to over 10 million consumers in the U.S. under the DirecTV brand name.

HILTON HOTELS CORP. (HLT) (SUB. DEB. CV., 5.00%, 05/15/06) is recognized as one of the world's preeminent hospitality companies. Hilton develops, owns, manages and franchises hotels, resorts and vacation ownership properties. Based on the number of hotel rooms, Hilton is the nation's third largest lodging company. Hilton's hotel system includes approximately 2,000 properties totaling over 327,000 rooms worldwide. The Company's hotel brands include Hilton, Hilton Garden Inn, Doubletree, Embassy Suites Hotels, Hampton Inn, Hampton Inn & Suites, Homewood Suites by Hilton, Conrad, and Harrison Conference Centers. Flagship properties include the Waldorf Astoria, the Hilton Chicago, the Hilton Hawaiian Village Beach Resort & Spa, and the Palmer House Hilton. HLT formalized a marketing alliance with the British company Hilton Group Plc (HG.L - $3.55 - London

Stock Exchange), owner of Hilton International, in January 1997 to reunite the Hilton name worldwide for the first time in over 30 years. Hilton's casino gaming properties were spun-off into a new company, Park Place Entertainment (PPE - $10.55 - NYSE), on December 31, 1998.

KAMAN CORP. (SUB. DEB. CV., 6.00%, 03/15/12), founded in 1945, is a pioneer in the helicopter industry. Aircraft manufacturing remains the core of the business. Kaman serves both commercial and governmental markets with helicopters and aircraft components. The company also produces specialized, high-value niche market products and services that tend to be technological leaders in their markets. Kaman is a major, national distributor of original equipment, repair and replacement products and value-added services to nearly every sector of North American industry. The company also manufactures and distributes musical instruments (Ovation guitars) and accessories to independent retailers.

NEXTEL COMMUNICATIONS INC. (CV., 5.25%, 01/15/10, ET AL.) is one of two remaining independent national wireless carriers in US, servicing over 9.1 million mostly high-value business subscribers and controlling wireless licenses covering over 235 million people. Nextel is differentiating itself by offering its unique direct-connect feature that allows instant two-way voice communication. Nextel International, a wholly-owned international subsidiary of Nextel, serves over 1 million wireless customers in Latin America and has licenses covering over 230 million people in Brazil, Argentina, Mexico, Peru and Chile. Nextel also has investment portfolio currently valued at over $400 million.

SEALED AIR CORP. ($2.00 CV. PFD., SER. A) is a global manufacturer and distributor of a wide range of protective and specialty packaging materials and systems for industrial, food and consumer products. Sealed Air is a strong free cash flow generator, which will be used to pay down debt, make niche acquisitions, and buy back stock.

SEQUA CORP. ($5.00 CV. PFD.) is a diversified company with businesses in aerospace, pre-paint metal, specialty chemical, printing and cannery equipment. Chromalloy Gas Turbine, Sequa's aerospace business, is the largest independent supplier of aftermarket parts for the overhaul and repair of jet and industrial gas turbine engines. We believe this business is attractive to original equipment engine manufacturers like General Electric and Pratt & Whitney who are looking to grow their replacement parts business. With roughly $800 million in revenues, we estimate Chromalloy's private market value to be near the entire public value of Sequa.

STANDARD MOTOR PRODUCTS INC. (SMP) (SUB. DEB. CV., 6.75%, 07/15/09), headquartered in Long Island City, New York, supplies functional replacement parts for the engine management, electrical and climate control systems of cars, trucks and buses. The company services all makes and models, both new and old cars, imported and domestic. SMP has two primary divisions--engine management and temperature control--and believes it is the number one supplier to the North American aftermarket in each of these lines.

STOCK REPURCHASE PLAN

      The Gabelli Convertible Securities Fund is authorized to repurchase up to 500,000 shares of the Fund's outstanding common shares. Pursuant to this stock repurchase plan, the Fund may from time to time purchase shares of its capital stock in the open market when the shares are trading at a discount of 10% or more from the net asset value of the shares. In total, through March 31, 2002, 305,200 shares have been repurchased in the open market under this stock repurchase plan.

COMMON STOCK 8% DISTRIBUTION POLICY

      The Convertible Securities Fund continues to maintain its 8% Distribution Policy whereby the Fund pays out to common stock shareholders 8% of its average net assets each year. Pursuant to this policy, the Convertible Securities Fund distributed $0.20 per share on March 25, 2002. The next distribution is scheduled for June 2002.

8.00% CUMULATIVE PREFERRED STOCK - DIVIDENDS

      The Convertible Securities Fund's 8.00% Cumulative Preferred Stock paid a cash distribution on March 26, 2002 of $0.50 per share. For the twelve-months ended March 31, 2002, Preferred Stock shareholders received distributions totaling $2.00, the annual dividend rate per share of Preferred Stock. The next distribution is scheduled for June 2002.

WWW.GABELLI.COM

      Please visit us on the Internet. Our homepage at http://www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at closedend@gabelli.com.

      In  our  efforts  to  bring  our   shareholders   more  timely   portfolio
information, Gabelli Fund's portfolio managers regularly participate in chat sessions at www.gabelli.com as reflected below.


                         WHO                               WHEN
                         ---                               ----
 Special Chats:          Mario J. Gabelli                  First Monday of each month
                         Howard Ward                       First Tuesday of each month

      In addition,  every Wednesday will feature a different  portfolio manager.
The upcoming Wednesday chat schedule is as follows:

                         MAY                               JUNE                JULY
                         ---                               ----                ----
 1st Wednesday           Ivan Arteaga                      Henry Van der Eb    Ivan Arteaga
 2nd Wednesday           Charles Minter & Martin Weiner    Caesar Bryan        Caesar Bryan
 3rd Wednesday           Walter Walsh & Laura Linehan      Ivan Arteaga        Lynda Calkin
 4th Wednesday           Hart Woodson                      Barbara Marcin      Henry Van der Eb
 5th Wednesday           Barbara Marcin                                        Barbara Marcin

      All chat sessions start at 4:15 ET. Please arrive early, as participation is limited.

      You may sign up for our HIGHLIGHTS e-mail newsletter at www.gabelli.com and receive early notice of chat sessions, closing mutual fund prices, news events and media sightings.

IN CONCLUSION

      Last year, with stocks declining and bonds rising, convertible securities' fixed income characteristics worked in our favor. This quarter, a rally in the equity markets helped converts make some progress. In recent years' volatile markets, the duel nature of converts has helped stabilize portfolio returns. We believe convertible securities investing will continue to be a productive, risk averse method of generating solid long-term returns.


                                         Sincerely,

                                         /S/ Mario J. Gabelli
                                         MARIO J. GABELLI
                                         President and Chief Investment Officer
May 10, 2002

--------------------------------------------------------------------------------
                                       SELECTED CONVERTIBLE HOLDINGS
                                                MARCH 31, 2002

Broadwing Inc. (6.75% Cv. Pfd., Ser. B)                   Nextel Communications Inc. (Cv., 5.25%, 01/15/10)
Citizens Communications Co. (5.00% Cv. Pfd.)              Sealed Air Corp. ($2.00 Cv. Pfd.)
General Motors Corp. (Cv. Pfd.)                           Sequa Corp. ($5.00 Cv. Pfd.)
Hilton Hotels Corp. (Sub. Deb. Cv., 5.00%, 05/15/06)      Standard Motor Products Inc. (Sub. Deb. Cv., 6.75%, 07/15/09)
Kaman Corp. (Sub. Deb. Cv., 6.00%, 03/15/12)              Orion Power Holdings Inc. (Cv., 4.50%, 06/01/08)
--------------------------------------------------------------------------------


NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period stated in this report. The manager's views are subject to change at any time based on market and other conditions.

                  THE GABELLI CONVERTIBLE SECURITIES FUND, INC.
                            PORTFOLIO OF INVESTMENTS
                           MARCH 31, 2002 (UNAUDITED)

  PRINCIPAL                                                            MARKET
   AMOUNT                                                              VALUE
-----------                                                        ------------
               CONVERTIBLE CORPORATE BONDS -- 37.0%
               AUTOMOTIVE: PARTS AND ACCESSORIES -- 6.1%
  $ 800,000    Exide Corp., Sub. Deb. Cv.,
                 2.900%, 12/15/05 (b) ..........................   $     24,000
  9,000,000    Standard Motor Products Inc.,
                 Sub. Deb. Cv.,
                 6.750%, 07/15/09 ..............................      6,693,750
                                                                   ------------
                                                                      6,717,750
                                                                   ------------
               AVIATION: PARTS AND SERVICES -- 3.9%
  4,396,000    Kaman Corp., Sub. Deb. Cv.,
                 6.000%, 03/15/12 ..............................      4,297,090
                                                                   ------------
               BUILDING AND CONSTRUCTION -- 0.0%
               Foster Wheeler Ltd., Sub. Deb. Cv.,
     40,000      6.500%, 06/01/07 (b) ..........................         14,600
     60,000      6.500%, 06/01/07 ..............................         22,725
                                                                   ------------
                                                                         37,325
                                                                   ------------
               BUSINESS SERVICES -- 5.2%
    900,000    BBN Corp., Sub. Deb. Cv.,
                 6.000%, 04/01/12 (a) ..........................        870,750
     10,000    First Data Corp., Sub. Deb. Cv.,
                 2.000%, 03/01/08 ..............................         12,062
  3,000,000    Franklin Resources Inc., Cv.,
                 Zero Coupon, 05/11/31 .........................      1,743,750
    100,000    Navistar Financial Corp.,
                 Sub. Deb. Cv.,
                 4.750%, 04/01/09 (b) ..........................        104,375
  2,000,000    Stilwell Financial Inc., Cv.,
                 Zero Coupon, 04/30/31 .........................      1,515,000
  1,800,000    Trans-Lux Corp., Sub. Deb. Cv.,
                 7.500%, 12/01/06 ..............................      1,454,625
                                                                   ------------
                                                                      5,700,562
                                                                   ------------
               CABLE -- 0.8%
  1,100,000    Charter Communications Inc., Cv.,
                 4.750%, 06/01/06 ..............................        860,750
                                                                   ------------
               COMPUTER SOFTWARE AND SERVICES -- 0.3%
    300,000    Exodus Communications Inc.,
                 Sub. Deb. Cv.,
                 5.250%, 02/15/08+ (d) .........................          1,687
    350,000    QuadraMed Corp., Sub. Deb. Cv.,
                 5.250%, 05/01/05 ..............................        289,188
                                                                   ------------
                                                                        290,875
                                                                   ------------
               CONSUMER PRODUCTS -- 0.6%
  1,500,000    Pillowtex Corp., Sub. Deb. Cv.,
                 6.000%, 03/15/12+ (d) .........................              0

  PRINCIPAL                                                            MARKET
   AMOUNT                                                              VALUE
-----------                                                          -----------
  $ 700,000    Standard Commercial Corp.,
                 Sub. Deb. Cv.,
                 7.250%, 03/31/07 ..............................   $    656,250
                                                                   ------------
                                                                        656,250
                                                                   ------------
               CONSUMER SERVICES -- 0.5%
  1,100,000    Ogden Corp., Sub. Deb. Cv.,
                 6.000%, 06/01/02 ..............................        523,930
                                                                   ------------
               DIVERSIFIED INDUSTRIAL -- 0.5%
    500,000    GATX Corp., Cv.,
                 7.500%, 02/01/07 (b) ..........................        581,250
                                                                   ------------
               ELECTRONICS -- 0.6%
               ASM Lithography Holding, Cv.,
     40,000      2.500%, 04/09/05 (c) ..........................         24,050
     10,000      2.500%, 04/09/05 (b) (c) ......................          6,013
    700,000    Oak Industries Inc., Sub. Deb. Cv.,
                 4.875%, 03/01/08 ..............................        595,000
    100,000    Solectron Corp., Cv.,
                 Zero Coupon, 05/08/20 .........................         57,000
                                                                   ------------
                                                                        682,063
                                                                   ------------
               ENERGY AND UTILITIES -- 4.8%
    325,000    Devon Energy Corp., Sub. Deb. Cv.,
                 4.950%, 08/15/08 ..............................        328,250
    200,000    Friede Goldman Halter Inc.,
                 Sub. Deb. Cv.,
                 4.500%, 09/15/04+ (d) .........................         29,000
  1,700,000    Mirant Corp., Sub. Deb. Cv.,
                 2.500%, 06/15/21 ..............................      1,377,000
    511,000    Moran Energy Inc., Sub. Deb. Cv.,
                 8.750%, 01/15/08 ..............................        513,555
  3,000,000    Orion Power Holdings Inc., Cv.,
                 4.500%, 06/01/08 ..............................      2,992,500
                                                                   ------------
                                                                      5,240,305
                                                                   ------------
               ENTERTAINMENT -- 0.7%
    800,000    USA Networks Inc., Sub. Deb. Cv.,
                 7.000%, 07/01/03 ..............................        823,000
                                                                   ------------
               EQUIPMENT AND SUPPLIES -- 1.5%
  1,600,000    Robbins & Myers Inc., Sub. Deb. Cv.,
                 6.500%, 09/01/03 ..............................      1,706,000
                                                                   ------------
               HEALTH CARE -- 0.1%
     50,000    Apogent Technologies Inc., Cv.,
                 2.250%, 10/15/21 (b) ..........................         51,937
     10,000    Inhale Therapeutic Systems,
                 Sub. Deb. Cv.,
                 6.750%, 10/13/06 (b) ..........................          7,882
     10,000    Invitrogen Corp., Sub. Deb. Cv.,
                 5.500%, 03/01/07 ..............................          8,763

                  THE GABELLI CONVERTIBLE SECURITIES FUND, INC.
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                           MARCH 31, 2002 (UNAUDITED)
  PRINCIPAL                                                            MARKET
   AMOUNT                                                              VALUE
-----------                                                          -----------
               CONVERTIBLE CORPORATE BONDS (CONTINUED)
               HEALTH CARE (CONTINUED)
  $ 150,000    Sabratek Corp., Sub. Deb. Cv.,
                 6.000%, 04/15/05+ (d) .........................   $          0
                                                                   ------------
                                                                         68,582
                                                                   ------------
               HOTELS AND GAMING -- 4.8%
  5,500,000    Hilton Hotels Corp., Sub. Deb. Cv.,
                 5.000%, 05/15/06 ..............................      5,238,750
                                                                   ------------
               PAPER AND FOREST PRODUCTS -- 1.4%
    200,000    Riverwood International Corp.,
                 Sub. Deb. Cv.,
                 6.750%, 09/15/03 ..............................        230,890
  1,400,000    Thermo Fibertek Inc., Sub. Deb. Cv.,
                 4.500%, 07/15/04 (b) ..........................      1,330,000
                                                                   ------------
                                                                      1,560,890
                                                                   ------------
               PUBLISHING -- 0.1%
    200,000    Times Mirror Ltd., Sub. Deb. Cv.,
                 Zero Coupon, 04/15/17 .........................        133,250
                                                                   ------------
               RETAIL -- 1.4%
     60,000    Costco Companies Inc., Sub. Deb. Cv.,
                 Zero Coupon, 08/19/17 .........................         55,500
    300,000    Rite Aid Corp., Sub. Deb Cv.,
                 5.250%, 09/15/02 ..............................        294,000
     10,000    School Specialty Inc., Sub. Deb. Cv.,
                 6.000%, 08/01/08 ..............................         10,962
  1,200,000    Thermo Instrument Systems Inc.,
                 Sub. Deb. Cv.,
                 4.500%, 10/15/03 (b) ..........................      1,174,500
                                                                   ------------
                                                                      1,534,962
                                                                   ------------
               SPECIALTY CHEMICALS -- 0.9%
               IVAX Corp. Sub. Deb. Cv.,
    750,000      5.500%, 05/15/07 ..............................        675,000
    400,000      4.500%, 05/15/08 ..............................        323,000
                                                                   ------------
                                                                        998,000
                                                                   ------------
               TELECOMMUNICATIONS -- 1.2%
     80,000    Amnex Inc., Sub. Deb. Cv.,
                 8.500%, 09/25/02+ (b)(d) ......................              0
               Bell Atlantic Corp., Cv.,
    600,000      4.250%, 09/15/05 (b) ..........................        603,900
     90,000      4.250%, 09/15/05 ..............................         90,113
  1,300,000    NTL Inc., Sub. Deb. Cv.,
                 5.750%, 12/15/09 ..............................        221,000
    500,000    Rogers Communications Inc.,
                 Sub. Deb. Cv.,
                 2.000%, 11/26/05 ..............................        395,625

  PRINCIPAL                                                            MARKET
   AMOUNT                                                              VALUE
-----------                                                          -----------
  $ 200,000    XO Communications Inc., Sub. Deb. Cv.,
                 5.750%, 01/15/09+ (b)(d) ......................    $     2,500
                                                                   ------------
                                                                      1,313,138
                                                                   ------------
               WIRELESS COMMUNICATIONS -- 1.6%
               Nextel Communications Inc., Cv.,
    700,000      6.000%, 06/01/11 (b) ..........................        393,750
  1,700,000      5.250%, 01/15/10 ..............................        858,500
    100,000      4.750%, 07/01/07 ..............................         57,875
  1,100,000    United States Cellular Corp.,
                 Sub. Deb. Cv.,
                 Zero Coupon, 06/15/15 .........................        503,250
                                                                   ------------
                                                                      1,813,375
                                                                   ------------
               TOTAL CONVERTIBLE
                 CORPORATE BONDS ...............................     40,778,097
                                                                   ------------

   SHARES
   ------

               CONVERTIBLE PREFERRED STOCKS -- 18.7%
               AEROSPACE -- 1.3%
     10,800    Northrop Grumman Corp.,
                 7.000% Cv. Pfd., Ser. B .......................      1,432,080
                                                                   ------------
               AUTOMOTIVE -- 0.9%
      5,000    Ford Motor Co. Capital Trust II,
                 6.500% Cv. Pfd. ...............................        281,200
               General Motors Corp.,
     14,000      5.250% Cv. Pfd., Ser. B .......................        382,620
     12,000      4.500% Cv. Pfd., Ser. A .......................        318,960
                                                                   ------------
                                                                        982,780
                                                                   ------------
               AVIATION: PARTS AND SERVICES -- 1.8%
               Coltec Capital Trust,
     17,000      5.250% Cv. Pfd. (b) ...........................        626,581
     37,000      5.250% Cv. Pfd. ...............................      1,415,250
                                                                   ------------
                                                                      2,041,831
                                                                   ------------
               BUSINESS SERVICES -- 0.5%
     20,000    Key3Media Group,
                 5.500% Cv. Pfd. ...............................        500,000
                                                                   ------------
               CABLE -- 0.5%
     15,000    CVC Equity Securities Trust I,
                 6.500% Cv. Pfd. ...............................        517,650
                                                                   ------------
               DIVERSIFIED INDUSTRIAL -- 0.4%
      2,000    GATX Corp.,
                 $2.50 Cv. Pfd. ................................        360,000
               WHX Corp.,
     28,000      6.500% Cv. Pfd., Ser. A .......................         86,800
     10,000      $3.75 Cv. Pfd., Ser. B ........................         29,000
                                                                   ------------
                                                                        475,800
                                                                   ------------

                  THE GABELLI CONVERTIBLE SECURITIES FUND, INC.
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                           MARCH 31, 2002 (UNAUDITED)


                                                                       MARKET
   SHARES                                                              VALUE
-----------                                                          -----------
               CONVERTIBLE PREFERRED STOCKS (CONTINUED)
               ENERGY AND UTILITIES -- 0.4%
        500    Cinergy Corp.,
                 9.500% Cv. Pfd. ...............................   $     28,800
      2,500    FPL Group Inc.,
                 8.500% Cv. Pfd. ...............................        140,250
        200    KCS Energy Inc.,
                 5.000% Cv. Pfd., Ser. A (a) ...................        208,000
     10,000    Semco Capital Trust II,
                 11.000% Cv. Pfd. ..............................         86,300
                                                                   ------------
                                                                        463,350
                                                                   ------------
               ENTERTAINMENT -- 1.0%
      2,000    Metromedia International Group Inc.,
                 7.250% Cv. Pfd. ...............................         10,020
     30,000    Rainbow Equity Securities Trust II,
                 6.250% Cv. Pfd. ...............................        726,000
     12,000    Six Flags Inc.,
                 7.250% Cv. Pfd. ...............................        324,000
                                                                   ------------
                                                                      1,060,020
                                                                   ------------
               EQUIPMENT AND SUPPLIES -- 2.4%
     31,000    Sequa Corp.,
                 $5.00 Cv. Pfd. ................................      2,611,750
                                                                   ------------
               PAPER AND FOREST PRODUCTS -- 2.4%
     58,000    Sealed Air Corp.,
                 $2.00 Cv. Pfd., Ser. A ........................      2,659,300
                                                                   ------------
               TELECOMMUNICATIONS -- 6.2%
     28,300    Broadwing Inc.,
                 6.750% Cv. Pfd., Ser. B .......................        922,580
     76,000    Citizens Communications Co.,
                 5.000% Cv. Pfd. ...............................      3,573,520
        750    Lucent Technologies Capital Trust I,
                 7.750% Cv. Pfd. (b) ...........................        711,187
      1,200    Lucent Technologies Inc.,
                 8.000% Cv. Pfd. ...............................      1,098,000
     13,000    Philippine Long Distance Telephone Co.,
                 $3.50 Cv. Pfd., Ser. III ......................        323,700
      1,500    TCI Pacific Communications Inc.,
                 5.000% Cv. Pfd. ...............................        225,000
                                                                   ------------
                                                                      6,853,987
                                                                   ------------
               WIRELESS COMMUNICATIONS -- 0.9%
     21,000    Allen Telecom Inc.,
                 7.750% Cv. Pfd., Ser. D .......................        997,920
      3,000    Loral Space & Communications Ltd.,
                 6.000% Cv. Pfd., Ser. D .......................         36,180
                                                                   ------------
                                                                      1,034,100
                                                                   ------------
               TOTAL CONVERTIBLE
                 PREFERRED STOCKS ..............................     20,632,648
                                                                   ------------

                                                                      MARKET
   SHARES                                                              VALUE
-----------                                                        ------------
               COMMON STOCKS -- 3.7%
               AVIATION: PARTS AND SERVICES -- 0.2%
     15,000    Kaman Corp., Cl. A ..............................    $   254,250
                                                                   ------------
               BROADCASTING -- 0.1%
     38,500    Granite Broadcasting Corp.+ .....................         80,850
                                                                   ------------
               CABLE -- 0.1%
     20,000    UnitedGlobalCom Inc., Cl. A+ ....................        108,200
                                                                   ------------
               ENERGY AND UTILITIES -- 2.1%
      8,900    AGL Resources Inc. ..............................        209,150
     10,000    BP plc, ADR .....................................        531,000
     10,000    CH Energy Group Inc. ............................        474,500
     10,000    Conectiv ........................................        248,900
     10,000    NiSource Inc.+ ..................................         23,200
     30,000    Northeast Utilities .............................        596,100
     10,000    Progress Energy Inc.+ ...........................          2,750
      2,200    SJW Corp. .......................................        178,640
                                                                   ------------
                                                                      2,264,240
                                                                   ------------
               EQUIPMENT AND SUPPLIES -- 0.1%
     50,000    Fedders Corp. ...................................        150,000
                                                                   ------------
               FINANCIAL SERVICES -- 0.5%
     28,000    Argonaut Group Inc. .............................        591,920
                                                                   ------------
               FOOD AND BEVERAGE -- 0.1%
      3,609    Chiquita Brands International Inc.+ .............         59,553
                                                                   ------------
               PUBLISHING -- 0.5%
     19,555    News Corp. Ltd., ADR ............................        559,071
                                                                   ------------
               TELECOMMUNICATIONS -- 0.0%
      1,000    Philippine Long Distance Telephone
                 Co., ADR ......................................         10,400
                                                                   ------------
               WIRELESS COMMUNICATIONS -- 0.0%
         49    Winstar Communications Inc.+ ....................              0
                                                                   ------------
               TOTAL COMMON STOCKS .............................      4,078,484
                                                                   ------------

               PREFERRED STOCKS -- 1.2%
               BROADCASTING -- 1.0%
      2,128    Granite Broadcasting Corp. ......................      1,053,112
                                                                   ------------
               PUBLISHING -- 0.2%
      9,777    News Corp. Ltd., Pfd., ADR ......................        229,575
                                                                   ------------
               TOTAL PREFERRED STOCKS ..........................      1,282,687
                                                                   ------------

                  THE GABELLI CONVERTIBLE SECURITIES FUND, INC.
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                           MARCH 31, 2002 (UNAUDITED)

  PRINCIPAL                                                            MARKET
   AMOUNT                                                              VALUE
-----------                                                        ------------
               CORPORATE BONDS -- 0.4%
               BROADCASTING -- 0.0%
   $ 15,000    Granite Broadcasting Corp., Sub. Deb.,
                 8.875%, 05/15/08 ..............................    $    12,900
                                                                   ------------
               TELECOMMUNICATIONS -- 0.1%
    400,000    Williams Communications Group Inc.,
                 10.875%, 10/01/09+ ............................         62,000
                                                                   ------------
               WIRELESS COMMUNICATIONS -- 0.3%
    500,000    Nextel Communications Inc.,
                 9.500%, 02/01/11 ..............................        323,750
                                                                   ------------
               TOTAL CORPORATE BONDS ...........................        398,650
                                                                   ------------

               U.S. GOVERNMENT OBLIGATIONS -- 37.6%
 41,488,000    U.S. Treasury Bills,
                 1.660% to 1.760%++,
                 04/04/02 to 06/27/02 ..........................     41,419,232
                                                                   ------------

TOTAL INVESTMENTS -- 98.6%
  (Cost $111,593,321) ..........................................    108,589,798

OTHER ASSETS, LIABILITIES
  AND LIQUIDATION
  VALUE OF CUMULATIVE
  PREFERRED STOCK -- (25.8)% ...................................    (28,432,100)
                                                                   ------------

NET ASSETS -- COMMON STOCK -- 72.8%
  (8,142,324 common shares outstanding) ........................     80,157,698
                                                                   ------------

NET ASSETS -- PREFERRED STOCK -- 27.2%
  (1,200,000 preferred shares outstanding) .....................     30,000,000
                                                                   ------------

TOTAL NET ASSETS -- 100.0% .....................................   $110,157,698
                                                                   ============

NET ASSET VALUE PER COMMON SHARE
  ($80,157,698 / 8,142,324 shares outstanding) .................       $   9.84
                                                                        =======


                                                                       MARKET
COMMON STOCKS                         SHARES      PROCEEDS              VALUE
--------------------------------------------------------------------------------
SECURITIES SOLD SHORT
KCS Energy Inc. ....................   44,068    $ 420,074             $137,492
                                                                       ========


             For Federal tax purposes:
             Aggregate Cost ..................................     $111,593,321
                                                                   ============
             Gross unrealized appreciation ...................       $2,741,822
             Gross unrealized depreciation ...................       (5,745,345)
                                                                   ------------
             Net unrealized depreciation .....................     $ (3,003,523)
                                                                   ============

  -------------
(a)   Security  fair  valued  under  procedures  established  by  the  Board  of
      Directors.
(b) Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2002, the market value of Rule 144A securities amounted to $5,632,476 or 5.11% of total net assets.
(c)   Principal amount denoted in Euros.
(d)   Bond in default.
+     Non-income producing security.
++    Represents annualized yield at date of purchase.
ADR - American Depositary Receipt.

                         AUTOMATIC DIVIDEND REINVESTMENT
                        AND VOLUNTARY CASH PURCHASE PLAN
ENROLLMENT IN THE PLAN
      It is  the  policy  of  The  Gabelli  Convertible  Securities  Fund,  Inc.
("Convertible Securities Fund") to automatically reinvest dividends. As a "registered" shareholder you automatically become a participant in the Convertible Securities Fund's Automatic Dividend Reinvestment Plan (the "Plan"). The Plan authorizes the Convertible Securities Fund to issue shares to participants upon an income dividend or a capital gains distribution regardless of whether the shares are trading at a discount or a premium to net asset value. All distributions to shareholders whose shares are registered in their own names will be automatically reinvested pursuant to the Plan in additional shares of the Convertible Securities Fund. Plan participants may send their stock certificates to EquiServe Trust Company ("EquiServe") to be held in their dividend reinvestment account. Registered shareholders wishing to receive their distribution in cash must submit this request in writing to:
                  The Gabelli Convertible Securities Fund, Inc.
                                  c/o EquiServe
                                 P.O. Box 43011
                            Providence, RI 02940-3011
      Shareholders requesting this cash election must include the shareholder's name and address as they appear on the share certificate. Shareholders with additional questions regarding the Plan may contact EquiServe at 1 (800) 336-6983.
      SHAREHOLDERS WISHING TO LIQUIDATE REINVESTED SHARES held at EquiServe must do so in writing or by telephone. Please submit your request to the above mentioned address or telephone number. Include in your request your name, address and account number. The cost to liquidate shares is $2.50 per transaction as well as the brokerage commission incurred. Brokerage charges are expected to be less than the usual brokerage charge for such transactions.
      If your shares are held in the name of a broker, bank or nominee, you should contact such institution. If such institution is not participating in the Plan, your account will be credited with a cash dividend. In order to participate in the Plan through such institution, it may be necessary for you to have your shares taken out of "street name" and re-registered in your own name. Once registered in your own name your dividends will be automatically reinvested. Certain brokers participate in the Plan. Shareholders holding shares in "street name" at participating institutions will have dividends automatically reinvested. Shareholders wishing a cash dividend at such institution must contact their broker to make this change.
      The number of shares of Common Stock distributed to participants in the Plan in lieu of cash dividends is determined in the following manner. Under the Plan, whenever the market price of the Convertible Securities Fund's Common Stock is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash dividends or capital gains distribution, participants are issued shares of Common Stock valued at the greater of (i) the net asset value as most recently determined or
(ii) 95% of the then current market price of the Convertible Securities Fund's Common Stock. The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, the next trading day. If the net asset value of the Common Stock at the time of valuation exceeds the market price of the Common Stock, participants will receive shares from the Convertible Securities Fund valued at market price. If the Convertible Securities Fund should declare a dividend or capital gains distribution payable only in cash, EquiServe will buy Common Stock in the open market, or on the New York Stock Exchange or elsewhere, for the participants' accounts, except that EquiServe will endeavor to terminate purchases in the open market and cause the Convertible Securities Fund to issue shares at net asset value if, following the commencement of such purchases, the market value of the Common Stock exceeds the then current net asset value.

      The automatic reinvestment of dividends and capital gains distributions will not relieve participants of any income tax which may be payable on such distributions. A participant in the Plan will be treated for Federal income tax purposes as having received, on a dividend payment date, a dividend or distribution in an amount equal to the cash the participant could have received instead of shares.
      The Convertible Securities Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of the Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by EquiServe on at least 90 days' written notice to participants in the Plan.
VOLUNTARY CASH PURCHASE PLAN
      The Voluntary Cash Purchase Plan is yet another vehicle for our shareholders to increase their investment in the Convertible Securities Fund. In order to participate in the Voluntary Cash Purchase Plan, shareholders must have their shares registered in their own name.
      Participants in the Voluntary Cash Purchase Plan have the option of making additional cash payments to EquiServe for investments in the Convertible Securities Fund's shares at the then current market price. Shareholders may send an amount from $250 to $10,000. EquiServe will use these funds to purchase shares in the open market on or about the 1st and 15th of each month. EquiServe will charge each shareholder who participates $0.75, plus a pro rata share of the brokerage commissions. Brokerage charges for such purchases are expected to be less than the usual brokerage charge for such transactions. It is suggested that any voluntary cash payments be sent to EquiServe, P.O. Box 43011, Providence, RI 02940-3011 such that EquiServe receives such payments approximately 10 days before the investment date. Funds not received at least five days before the investment date shall be held for investment in the following month. A payment may be withdrawn without charge if notice is received by EquiServe at least 48 hours before such payment is to be invested.

      For  more  information   regarding  the  Dividend  Reinvestment  Plan  and
Voluntary Cash Purchase Plan, brochures are available by calling (914) 921-5070 or by writing directly to the Convertible Securities Fund.

--------------------------------------------------------------------------------
                  THE GABELLI CONVERTIBLE SECURITIES FUND, INC.
                            AND YOUR PERSONAL PRIVACY

     WHO ARE WE?
     The Gabelli Convertible Securities Fund, Inc. (the "Fund") is a closed-end investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds LLC, which is affiliated with Gabelli Asset Management Inc. Gabelli Asset Management is a publicly-held company that has subsidiaries that provide investment advisory or brokerage services for a variety of clients.

     WHAT KIND OF NON-PUBLIC INFORMATION DO WE COLLECT ABOUT YOU IF YOU BECOME A GABELLI CUSTOMER?
     When you purchase shares of the Trust on the New York Stock Exchange, you have the option of registering directly with our transfer agent in order,
     for  example,   to  participate  in  our  dividend   reinvestment  plan.
     o INFORMATION YOU GIVE US ON YOUR APPLICATION FORM. This could include your name, address, telephone number, social security number, bank account number, and other information.
     o  INFORMATION   ABOUT  YOUR  TRANSACTIONS  WITH  US.  This  would  include information about the shares that you buy or sell, it may also include information about whether you sell or exercise rights that we have issued from time to time. If we hire someone else to provide services--like a transfer agent--we will also have information about the transactions that you conduct through them.

     WHAT INFORMATION DO WE DISCLOSE AND TO WHOM DO WE DISCLOSE IT?
     We do not disclose any non-public personal information about our customers or former customers to anyone, other than our affiliates, our service providers who need to know such information and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its web site, WWW.SEC.GOV.

     WHAT DO WE DO TO PROTECT YOUR PERSONAL INFORMATION?
     We restrict access to non-public personal information about you to the people who need to know that information in order to perform their jobs or provide services to you and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

--------------------------------------------------------------------------------

                             DIRECTORS AND OFFICERS

                  THE GABELLI CONVERTIBLE SECURITIES FUND, INC.
                    ONE CORPORATE CENTER, RYE, NY 10580-1422

DIRECTORS

Mario J. Gabelli, CFA
  CHAIRMAN & CHIEF INVESTMENT OFFICER,
  GABELLI ASSET MANAGEMENT INC.

E. Val Cerutti
  CHIEF EXECUTIVE OFFICER,
  CERUTTI CONSULTANTS, INC.

Anthony J. Colavita
  ATTORNEY-AT-LAW,
  ANTHONY J. COLAVITA, P.C.

Dugald A. Fletcher
  PRESIDENT, FLETCHER & COMPANY, INC.

Karl Otto Pohl
  FORMER PRESIDENT, DEUTSCHE BUNDESBANK

Anthony R. Pustorino
  CERTIFIED PUBLIC ACCOUNTANT,
  PROFESSOR EMERITUS, PACE UNIVERSITY

Werner J. Roeder, MD
  MEDICAL DIRECTOR,
  LAWRENCE HOSPITAL

Anthonie C. van Ekris
  MANAGING DIRECTOR,
  BALMAC INTERNATIONAL, INC.

Salvatore J. Zizza
  CHAIRMAN, HALLMARK ELECTRICAL SUPPLIES CORP.

OFFICERS AND PORTFOLIO MANAGERS

Mario J. Gabelli, CFA
  PRESIDENT & CHIEF INVESTMENT OFFICER

Bruce N. Alpert
  VICE PRESIDENT & TREASURER

Peter W. Latartara
  VICE PRESIDENT

A. Hartswell Woodson, III
  ASSOCIATE PORTFOLIO MANAGER

James E. McKee
  SECRETARY

INVESTMENT ADVISOR

Gabelli Funds, LLC
One Corporate Center
Rye, New York 10580-1422

CUSTODIAN, TRANSFER AGENT AND REGISTRAR

EquiServe Trust Company

COUNSEL

Skadden, Arps, Slate, Meagher & Flom LLP

STOCK EXCHANGE LISTING
                         Common      8.00% Preferred
                        --------     ---------------
NYSE-Symbol:               GCV           GCV Pr
Shares Outstanding:     8,142,324       1,200,000

The Net Asset Value appears in the Publicly Traded Funds column, under the heading "Convertible Securities Funds," in Sunday's The New York Times and in Monday's The Wall Street Journal. It is also listed in Barron's Mutual Funds/Closed End Funds section under the heading "Convertible Securities Funds."

The Net Asset Value may be obtained each day by calling (914) 921-5071.

--------------------------------------------------------------------------------
For general information about the Gabelli Funds,
call 1-800-GABELLI (1-800-422-3554), fax us at
914-921-5118, visit Gabelli Funds' Internet homepage at: HTTP://WWW.GABELLI.COM, or e-mail us at: closedend@gabelli.com
--------------------------------------------------------------------------------
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Convertible Securities Fund may from time to time purchase shares of its common stock in the open market when the Convertible Securities Fund shares are trading at a discount of 10% or more from the net asset value of the shares. The Convertible Securities Fund may also, from time to time, purchase shares of its Cumulative Preferred Stock in the open market when the shares are trading at a discount to the Liquidation Value of $25.00.
--------------------------------------------------------------------------------

THE GABELLI CONVERTIBLE SECURITIES FUND, INC.
ONE CORPORATE CENTER
RYE, NY 10580-1422
(914) 921-5070
HTTP://WWW.GABELLI.COM

FIRST QUARTER REPORT
MARCH 31, 2002

GBFCS 03/02